JPMorgan Funds - JPMorgan Insurance Trust
Rule 10f-3 Transactions
For the period from July 1, 2013 to December 31, 2013

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 7/24/2013
Issuer Nucor Corp (NUE 4.00% August 1, 2023)
Cusip 670346AM
Bonds 13,000
Offering Price $99.92600
Spread 0.65%
Cost $12,990
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.29%
Syndicate Members Citigroup, Deutsche Bank, JPMOrgan, BofA Merrill Lynch, Wells Fargo, Fifth Third, Lloyds Securities, PNC, RBC, US Bancorp, Williams Capital
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 7/29/2013
Issuer Halliburton Company (HAL 3.50% August 1, 2023)
Cusip 406216BD
Bonds 54,000
Offering Price $99.76600
Spread 0.65%
Cost $53,874
Dealer Executing Trade RBS Securities Inc
% of Offering  purchased by firm 0.92%
Syndicate Members Citigroup, Credit Suisse, Deutsche Bank, HSBC, RBS, ANZ Securities, Barclays, BBVA, BNY Mellon, DNB Nor Markets, Goldman Sachs, JPMorgan, Lloyds Securities, BofA Merrill Lynch, Mitsubishi UFJ, Morgan Stanley, Scotia Capital, SMBC Nikko, Standard Chartered, US Bancorp, Wells Fargo
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 7/30/2013
Issuer WellPoint, Inc. (WLP 2.30% July 15, 2018)
Cusip 94973VBE
Bonds 47,000
Offering Price $99.57900
Spread 0.60%
Cost $46,802
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.40%
Syndicate Members Citigroup, JPMorgan, Morgan Stanley, UBS, Barclays, BB&T, Credit Suisse, Deutsche Bank, Fifth Third, Goldman Sachs, Mizuho, PNC, SMBC Nikko, SunTrust Robinson Humphrey, US Bancorp, Wells Fargo
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 8/7/2013
Issuer Americredit Automobile Receivables Trust 2013-4 A2 (AMCAR 2013-4 A2 0.74% November 8, 2016)
Cusip 03065CAB
Bonds 61,000
Offering Price $99.99566
Spread 0.25%
Cost $60,997
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 13.19%
Syndicate Members Barclays, JPMorgan, Deutsche Bank, Goldman Sachs
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 8/8/2013
Issuer Prologis L.P. (PLD 4.25% August 15, 2023)
Cusip 74340XAW
Bonds 27,000
Offering Price $99.74200
Spread 0.65%
Cost $26,930
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.54%
Syndicate Members Citigroup, Goldman Sachs, JPMorgan, BofA Merrill Lynch, BBVA, Credit Agricole, Credit Suisse, Deutsche Bank, HSBC, ING Financial, Mitsubishi UFJ, Morgan Stanley, PNC Capital, RBS, Regions, Scotia Capital, SMBC Nikko, US Bancorp, Wells Fargo, Williams Capital
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 9/3/2013
Issuer Ameriprise Financial Inc (AMP 4.00% October 15, 2023)
Cusip 03076CAF
Bonds 60,000
Offering Price $99.51800
Spread 0.65%
Cost $59,711
Dealer Executing Trade Credit Suisse Securiteis
% of Offering  purchased by firm 3.14%
Syndicate Members Credit Suisse, Goldman Sachs, JPMorgan, Wells Fargo, Citigroup, HSBC, Bank America Merrill Lynch, UBS, US Bancorp
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 9/3/2013
Issuer Macy's Retail Holdings, Inc. (M 4.375% September 1, 2023)
Cusip 55616XAK
Bonds 18,000
Offering Price $99.31400
Spread 0.65%
Cost $17,877
Dealer Executing Trade Credit Suisse Securiteis
% of Offering  purchased by firm 0.86%
Syndicate Members Credit Suisse, Dgoldman Sachs, JPMogan, Bank America Merrill Lynch, US bancorp, Wells Fargo, BNY Mellon, Citigroup, FifthThird, Loop Capital, Mitsubishi UFJ, PNC, Samuel A Ramirez, Stanfard Chartered, Williams Capital
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 9/11/2013
Issuer Verizon Communications Inc (VZ 2.50% September 15, 2016)
Cusip 92343VBN
Bonds 16,000
Offering Price $99.92300
Spread 0.30%
Cost $15,988
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.91%
Syndicate Members Barclays, Citigroip, Credit Suisse, JPMorgan, Bank America Merrill Lynch, Mitsubishi UFJ, Mizuho, Morgan Stanley, RBC, RBS, Wells Fargo, Deutsche Bank, Santander
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 9/11/2013
Issuer Verizon Communications Inc (VZ 4.50% September 15, 2020)
Cusip 92343VBQ
Bonds 106,000
Offering Price $99.87000
Spread 0.40%
Cost $105,862
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.84%
Syndicate Members Barclays, Citigroip, Credit Suisse, JPMorgan, Bank America Merrill Lynch, Mitsubishi UFJ, Mizuho, Morgan Stanley, RBC, RBS, Wells Fargo, Deutsche Bank, Santander
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 9/11/2013
Issuer Verizon Communications Inc (VZ 6.40% September 15, 2033)
Cusip 92343VBS
Bonds 84,000
Offering Price $99.90000
Spread 0.75%
Cost $83,916
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.63%
Syndicate Members Barclays, Citigroip, Credit Suisse, JPMorgan, Bank America Merrill Lynch, Mitsubishi UFJ, Mizuho, Morgan Stanley, RBC, RBS, Wells Fargo, Deutsche Bank, Santander
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 9/16/2013
Issuer Spectra Energy Partners (SEP 2.95% September 25, 2018)
Cusip 84756NAC
Bonds 34,000
Offering Price $99.82900
Spread 0.60%
Cost $33,942
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 2.72%
Syndicate Members Barclays, Citigroup, Credit Suisse, Deutsche Bank, JPMorgan, Bank America Merril;l lynch, Mitsubishi UFJ, Morgan Stanley, RBC, RBS, SMBC, Suntrust Robinson Humphrey, UBS, Wells Fargo, BMO Vcapital, CIBC, Goldman Sachs, Key Banc, Scotia Capital, TD Securities, Wiliams Capital
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 9/16/2013
Issuer Spectra Energy Partners (SEP 5.95% September 25, 2043)
Cusip 84756NAE
Bonds 25,000
Offering Price $99.87500
Spread 0.88%
Cost $24,969
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 2.26%
Syndicate Members Bnk America Merril Lynch, Barclays, Citigroup, Credit Suisse, Deutsche Bank, JPMorgan, Mitsubishi UFJ, Morgan Stanley, RBC, RBS, SMBC, Sttifel Nicolaus, UBS, Wells Fargo
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 9/25/2013
Issuer BHP Billiton Finance (USA) Limited (BHP 3.85% September 30, 2023)
Cusip 055451AU
Bonds 44,000
Offering Price $99.87700
Spread 0.45%
Cost $43,946
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.58%
Syndicate Members Barclays, Goldman Sachs, JPMorgan, ANZ, Banca IMI, BBVA, BNP  Paribas, CIBC, Citigroup, Credit Agricole, Deutsche Bank, HSBC, ING, Llyods, BofA Merrill Lynch, Mitsubishi UFJ, Mizuho, nabSecurities, RBC, RBS, Santander, Scotia Capital, SG Americas, SMBC, Standard Chartered, TD Securitries, UBS, Unicredit
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 9/25/2013
Issuer Rogers Communicatrions Inc (RCICN 4.10% October 1, 2023)
Cusip 775109AY
Bonds 80,000
Offering Price $99.81300
Spread 0.65%
Cost $79,850
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.11%
Syndicate Members Citigroup, JPMOrgan, BofA Merrill Lynch, BMO, Mitsubishi UFJ, RBC, Scotia Capital, TD Securities
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 9/25/2013
Issuer Southern California Edison (EIX 3.50% October 1, 2023)
Cusip 842400FY
Bonds 53,000
Offering Price $99.82400
Spread 0.65%
Cost $52,907
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 0.94%
Syndicate Members BNY Mellon, Barclays, BNP Paribas, JPMOrgan, Loop, Mitsubishi UFJ, RBS, Wells Fargo, Blaylock, CastleOak, Citigroup, CL King, Guzman, Kota Global, MFR, Mischler, PNC, Samuel A Ramirez, Williams Capital
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 10/2/2013
Issuer Health Care REIT Inc (HCN 4.50% January 15, 2024)
Cusip 42217KBC
Bonds 37,000
Offering Price $98.95800
Spread 0.65%
Cost $36,614
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.36%
Syndicate Members Citigroup, Deutsche Bank, JPMorgan, B of A Merrill, UBS, BBVA, Comerica, Credit Suisse, Firfth Third, PNC, SMBC Nikko, SunTrust Robinsom Humprey
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 10/3/2013
Issuer American Honda Finance (HNDA 2.125% October  10, 2018)
Cusip 02665WAC
Bonds 33,000
Offering Price $99.61400
Spread 0.35%
Cost $32,873
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.65%
Syndicate Members Barclays, Deusche Bank, BofA Merrill, BNP Paribas, Credit Suisse, JPMorgan, Mizuho, Morgan Stanley, SMBC Nikko, Wells Fargo, US Bancorp
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 10/3/2013
Issuer Magellan Midstream Partners, L.P. (MMP 5.15% October 15, 2043)
Cusip 559080AG
Bonds 51,000
Offering Price $99.56000
Spread 0.88%
Cost $50,776
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 4.08%
Syndicate Members Citigroup, JPMorgan, BofA merrill, RBC, Barclays, Mitsubishi UFJ, Morgan Stanley, SMBC Nikko, SunTrust Robinsom Humphrey, UBS, Wells Fargo
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 10/23/2013
Issuer Ally Auto Receivables Trust 2013-2 A3 (ALLYA 2013-2 A3 0.79% January 15, 2018)
Cusip 02006MAC
Bonds 172,000
Offering Price $99.99606
Spread 0.25%
Cost $171,993
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 7.12%
Syndicate Members Deutsche Bank, JPMorgan, Lloyds, Natixis
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 11/6/2013
Issuer Invesco Finance Plc (IVZ 4.00% January 30, 2024)
Cusip 46132FAB
Bonds 29,000
Offering Price $99.28400
Spread 0.65%
Cost $28,792
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.50%
Syndicate Members Citigroup, BofA merrill, Morgan Stanley, BNY Mellon, HSBC, JPMorgan, SunTrust Robinson Humphrey, TD Securities, Wells Fargo
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 11/7/2013
Issuer The Mosaic Company (MOS 4.25% November 15, 2023)
Cusip 61945CAC
Bonds 71,000
Offering Price $99.79000
Spread 0.65%
Cost $70,851
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 2.02%
Syndicate Members BMO capital, BNP Paribas, Goldman Sachs, JPMorgan, Morgan Stanley, Santander, US Bancorp, Wells Fargo, Barclays, CIBC, Scotia Capital
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 11/7/2013
Issuer The Mosaic Company (MOS 5.45% November 15, 2033)
Cusip 61945CAD
Bonds 36,000
Offering Price $99.62600
Spread 0.88%
Cost $35,865
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 3.43%
Syndicate Members BMO capital, BNP Paribas, Goldman Sachs, JPMorgan, Morgan Stanley, Santander, US Bancorp, Wells Fargo, Barclays, CIBC, Scotia Capital
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 11/7/2013
Issuer The Mosaic Company (MOS 5.625% November 15, 2043)
Cusip 61945CAE
Bonds 22,000
Offering Price $99.91300
Spread 0.88%
Cost $21,981
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 0.67%
Syndicate Members BMO capital, BNP Paribas, Goldman Sachs, JPMorgan, Morgan Stanley, Santander, US Bancorp, Wells Fargo, Barclays, CIBC, Scotia Capital
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 11/14/2013
Issuer State Street Corp (STT 3.70% November 20, 2023)
Cusip 857477AM
Bonds 77,000
Offering Price $99.76000
Spread 0.45%
Cost $76,815
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 6.82%
Syndicate Members Goldman Sachs, BofA Merrill, Morgan Stanley, Barclays, Credit Suisse, Deutsche Bank, JPMorgan, Lloyds, Mischler, Muriel Siebert, UBS, Wells Fargo
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 12/2/2013
Issuer CVS Caremark Corporation (CVS 4.00%  December 5, 2023)
Cusip 126650CC
Bonds 36,000
Offering Price $99.56000
Spread 0.65%
Cost $35,842
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.08%
Syndicate Members Barclays, BNY Mellon, JPMorgan, BofA Merrill Lynch, Wells Fargo, BB&T, Capital One, Fifth Third, Guggenheim, KeyBanc, Mitsubishi UFJ, Mizuho, PNC, RBC, RBS, Regions, Santander, SMBC, SunTRust, TD Securities, US Bancorp, Williams Capital
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 12/2/2013
Issuer CVS Caremark Corporation (CVS 5.30%  December 5, 2043)
Cusip 126650CD
Bonds 16,000
Offering Price $99.80600
Spread 0.88%
Cost $15,969
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.01%
Syndicate Members Barclays, BNY Mellon, JPMorgan, BofA Merrill Lynch, Wells Fargo, BB&T, Capital One, Fifth Third, Guggenheim, KeyBanc, Mitsubishi UFJ, Mizuho, PNC, RBC, RBS, Regions, Santander, SMBC, SunTRust, TD Securities, US Bancorp, Williams Capital

Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 7/24/2013
Issuer Agios Pharmaceuticals, Inc. (AGIO) IPO
Cusip 00847X10
Shares 500
Offering Price $18.00
Spread $1.260
Cost $9,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.46%
Syndicate Members J.P. Morgan/ Goldman, Sachs & Co./ Cowen and Company/ Leerink Swan
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 7/25/2013
Issuer Tower International, Inc. (TOWR) Secondary
Cusip 89,182,610
Shares 8,200
Offering Price $21.25
Spread $1.009
Cost $174,250
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.61%
Syndicate Members Goldman, Sachs & Co./ Citigroup/ J.P. Morgan/ Wells Fargo Securities/ Baird
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 7/25/2013
Issuer WCI Communities, Inc. (WCIC) IPO
Cusip 92923C80
Shares 1,600
Offering Price $15.00
Spread $1.013
Cost $24,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.35%
Syndicate Members Citigroup/ Credit Suisse/ J.P. Morgan/ Zelman Partners LLC/ FBR/ Raymond James
Fund JPMorgan Insurance Trust Intrepid Growth Portfolio
Trade Date 11/7/2013
Issuer Twitter, Inc. (TWTR) IPO
Cusip 90184L10
Shares 900
Offering Price $26.00
Spread $0.850
Cost $23,400
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 1.88%
Syndicate Members Goldman, Sachs & Co. / Morgan Stanley / J.P. Morgan
Fund JPMorgan Insurance Trust Intrepid Mid Cap Portfolio
Trade Date 9/26/2013
Issuer Premier, Inc. (PINC) IPO
Cusip 74051N10
Shares 5,800
Offering Price $27.00
Spread $1.620
Cost $156,600
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.43%
Syndicate Members J.P. Morgan / BofA Merrill Lynch / Wells Fargo Securities / Citigroup / Piper Jaffray / Raymond James / William Blair
Fund JPMorgan Insurance Trust Intrepid Mid Cap Portfolio
Trade Date 10/10/2013
Issuer Antero Resources Corporation (AR) IPO
Cusip 03674X10
Shares 4,200
Offering Price $44.00
Spread $1.980
Cost $184,800
Dealer Executing Trade Barclays
% of Offering  purchased by firm 2.49%
Syndicate Members Barclays / Citigroup / J.P. Morgan
Fund JPMorgan Insurance Trust Intrepid Mid Cap Portfolio
Trade Date 10/23/2013
Issuer Guidewire Software, Inc. (GWRE) Secondary
Cusip 40171V10
Shares 6,100
Offering Price $48.75
Spread $1.800
Cost $297,375
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 7.37%
Syndicate Members J.P. Morgan / Deutsche Bank Securities / UBS Investment Bank / Stifel / Pacific Crest Securities
Fund JPMorgan Insurance Trust Intrepid Mid Cap Portfolio
Trade Date 11/7/2013
Issuer Twitter, Inc. (TWTR) IPO
Cusip 90184L10
Shares 700
Offering Price $26.00
Spread $0.850
Cost $18,200
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 1.88%
Syndicate Members Goldman, Sachs & Co. / Morgan Stanley / J.P. Morgan
Fund JPMorgan Insurance Trust Intrepid Mid Cap Portfolio
Trade Date 11/13/2013
Issuer Extended Stay America, Inc and ESH Hospitality, Inc. (STAY) IPO
Cusip 30224P20
Shares 5,700
Offering Price $20.00
Spread $1.200
Cost $114,000
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 3.38%
Syndicate Members Deutsche Bank Securities / Goldman, Sachs & Co. / J.P. Morgan / Citigroup / BofA Merrill Lynch / Barclays / Morgan Stanley / Macquarie Capital / Blackstone Capital Markets / Baird / Houlihan Lokey / Stifel
Fund JPMorgan Insurance Trust Mid Cap Growth Portfolio
Trade Date 9/26/2013
Issuer Premier, Inc. (PINC) IPO
Cusip 74051N10
Shares 6,500
Offering Price $27.00
Spread $1.620
Cost $175,500
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.43%
Syndicate Members J.P. Morgan / BofA Merrill Lynch / Wells Fargo Securities / Citigroup / Piper Jaffray / Raymond James / William Blair
Fund JPMorgan Insurance Trust Mid Cap Growth Portfolio
Trade Date 10/10/2013
Issuer Antero Resources Corporation (AR) IPO
Cusip 03674X10
Shares 6,100
Offering Price $44.00
Spread $1.980
Cost $268,400
Dealer Executing Trade Barclays
% of Offering  purchased by firm 2.49%
Syndicate Members Barclays / Citigroup / J.P. Morgan
Fund JPMorgan Insurance Trust Mid Cap Growth Portfolio
Trade Date 11/7/2013
Issuer Twitter, Inc. (TWTR) IPO
Cusip 90184L10
Shares 1,600
Offering Price $26.00
Spread $0.850
Cost $41,600
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 1.88%
Syndicate Members Goldman, Sachs & Co. / Morgan Stanley / J.P. Morgan
Fund JPMorgan Insurance Trust Mid Cap Growth Portfolio
Trade Date 11/13/2013
Issuer Extended Stay America, Inc and ESH Hospitality, Inc. (STAY) IPO
Cusip 30224P20
Shares 6,000
Offering Price $20.00
Spread $1.200
Cost $120,000
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 3.38%
Syndicate Members Deutsche Bank Securities / Goldman, Sachs & Co. / J.P. Morgan / Citigroup / BofA Merrill Lynch / Barclays / Morgan Stanley / Macquarie Capital / Blackstone Capital Markets / Baird / Houlihan Lokey / Stifel
Fund JPMorgan Insurance Trust Mid Cap Value Portfolio
Trade Date 9/5/2013
Issuer Jarden Corporation (JAH) Secondary
Cusip 47,110,910
Shares 5,710
Offering Price $47.00
Spread $1.350
Cost $268,370
Dealer Executing Trade Barclays Capital
% of Offering  purchased by firm 1.99%
Syndicate Members Barclays / Credit Suisse / J.P. Morgan / SunTrust Robinson Humphrey / BTIG / Citigroup / CJS Securities, Inc. / D.A. Davidson & Co. / Goldman, Sachs & Co. / Oppenheimer & Co. / RBC Capital Markets / William Blair
Fund JPMorgan Insurance Trust Mid Cap Value Portfolio
Trade Date 10/25/2013
Issuer CommScope Holding Company, Inc. (COMM) IPO
Cusip 20337X10
Shares 96,730
Offering Price $15.00
Spread $0.790
Cost $1,450,950
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 12.27%
Syndicate Members J.P. Morgan / Deutsche Bank Securities / BofA Merrill Lynch / Barclays / Credit Suisse / Goldman, Sachs & Co. / Jefferies / Morgan Stanley / RBC Capital Markets / Wells Fargo Securities / Allen & Company LLC / Evercore / Raymond James
Fund JPMorgan Insurance Trust Mid Cap Value Portfolio
Trade Date 11/13/2013
Issuer Extended Stay America, Inc and ESH Hospitality, Inc. (STAY) IPO
Cusip 30224P20
Shares 13,200
Offering Price $20.00
Spread $1.200
Cost $264,000
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 3.38%
Syndicate Members Deutsche Bank Securities / Goldman, Sachs & Co. / J.P. Morgan / Citigroup / BofA Merrill Lynch / Barclays / Morgan Stanley / Macquarie Capital / Blackstone Capital Markets / Baird / Houlihan Lokey / Stifel
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 9/19/2013
Issuer FireEye, Inc. (FEYE) IPO
Cusip 31816Q10
Shares 2,000
Offering Price $20.00
Spread $1.400
Cost $40,000
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 2.36%
Syndicate Members Morgan Stanley / Goldman, Sachs & Co. / J.P. Morgan / Barclays / BofA Merrill Lynch / UBS Investment Bank / Nomura
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 9/24/2013
Issuer Ophthotech (OPHT) IPO
Cusip 68,374,510
Shares 1,900
Offering Price $22.00
Spread $1.540
Cost $41,800
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 0.70%
Syndicate Members Morgan Stanley / J.P. Morgan / Leerink Swann / Stifel
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 9/25/2013
Issuer Foundation Medicine, Inc. (FMI) IPO
Cusip 35,046,510
Shares 1,800
Offering Price $18.00
Spread $1.260
Cost $32,400
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 1.21%
Syndicate Members Goldman, Sachs & Co. / J.P. Morgan / Leerink Swann / Sanford C. Bernstein
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 9/27/2013
Issuer RingCentral, Inc. (RNG) IPO
Cusip 76680R20
Shares 900
Offering Price $13.00
Spread $0.910
Cost $11,700
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 0.60%
Syndicate Members Goldman, Sachs & Co. / J.P. Morgan / BofA Merrill Lynch / Allen & Company LLC / Raymond James
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 9/27/2013
Issuer Violin Memory, Inc. (VMEM) IPO
Cusip 92763A10
Shares 5,400
Offering Price $9.00
Spread $0.630
Cost $48,600
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.48%
Syndicate Members J.P. Morgan / Deutsche Bank Securities / BofA Merrill Lynch / Barclays
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 10/1/2013
Issuer Burlington Stores, Inc. (BURL) IPO
Cusip 12,201,710
Shares 3,400
Offering Price $17.00
Spread $1.190
Cost $57,800
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 1.36%
Syndicate Members J.P. Morgan / Morgan Stanley / BofA Merrill Lynch / Goldman, Sachs & Co. / Wells Fargo Securities
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 10/1/2013
Issuer Re/Max Holdings, Inc. (RMAX) IPO
Cusip 75524W10
Shares 5,900
Offering Price $22.00
Spread $1.490
Cost $129,800
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 4.80%
Syndicate Members Morgan Stanley / BofA Merrill Lynch / J.P. Morgan / William Blair / RBC Capital Markets / JMP Securities
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 11/1/2013
Issuer The Container Store Group, Inc. (TCS) IPO
Cusip 21,075,110
Shares 1,000
Offering Price $18.00
Spread $1.220
Cost $18,000
Dealer Executing Trade Barclays
% of Offering  purchased by firm 2.13%
Syndicate Members J.P. Morgan / Barclays / Credit Suisse / Morgan Stanley / BofA Merrill Lynch / Wells Fargo Securities / Jefferies / Guggenheim Securities
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 11/13/2013
Issuer Chegg, Inc. (CHGG) IPO
Cusip 16,309,210
Shares 5,100
Offering Price $12.50
Spread $0.880
Cost $63,750
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.83%
Syndicate Members J.P. Morgan / BofA Merrill Lynch / Jefferies
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 11/22/2013
Issuer Vince Holding Corp. (VNCE) IPO
Cusip 92719W10
Shares 2,600
Offering Price $20.00
Spread $1.400
Cost $52,000
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 2.99%
Syndicate Members Goldman, Sachs & Co. / Baird / BofA Merrill Lynch / Barclays / J.P. Morgan / Wells Fargo Securities
Fund JPMorgan Insurance Trust US Equity Portfolio
Trade Date 11/7/2013
Issuer Twitter, Inc. (TWTR) IPO
Cusip 90184L10
Shares 800
Offering Price $26.00
Spread $0.850
Cost $20,800
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 1.88%
Syndicate Members Goldman, Sachs & Co. / Morgan Stanley / J.P. Morgan
Fund JPMorgan Insurance Trust US Equity Portfolio
Trade Date 11/7/2013
Issuer Twitter, Inc. (TWTR) IPO
Cusip 90184L10
Shares 400
Offering Price $26.00
Spread $0.850
Cost $10,400
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 1.88%
Syndicate Members Goldman, Sachs & Co. / Morgan Stanley / J.P. Morgan
Fund JPMorgan Insurance Trust Mid Cap Growth Portfolio
Trade Date 12/4/2013
Issuer Norwegian Cruise Line Holdings Ltd. (NCLH) Secondary
Cusip G6672110
Shares 8,900
Offering Price $33.25
Spread $1.081
Cost $295,925
Dealer Executing Trade UBS Investment Bank
% of Offering  purchased by firm 3.53%
Syndicate Members UBS Investment Bank / Barclays / Citigroup / Deutsche Bank Securities / Goldman, Sachs & Co. / J.P. Morgan / Credit Agricole CIB / DNB Markets / HSBC / Nomura / SunTrust Robinson Humphrey